EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2010
EMPLOYEE BENEFIT PLANS [Abstract]
EMPLOYEE BENEFIT PLANS
10.           EMPLOYEE BENEFIT PLANS

The Company has funded single-employer defined benefit pension plans that cover substantially all non-bargaining unit employees and certain bargaining unit employees. In addition, the Company has plans that provide certain retiree health care and life insurance benefits to substantially all salaried and to certain hourly employees. Employees are generally eligible for such benefits upon retirement and completion of a specified number of years of credited service. The Company does not pre-fund these benefits and has the right to modify or terminate certain of these plans in the future. Certain groups of retirees pay a portion of the benefit costs.

Plan Administration, Investments and Asset Allocations:  The Company has an Investment Committee that meets regularly with investment advisors to establish investment policies, direct investments and select investment options. The Investment Committee is also responsible for appointing investment managers. The Company's investment policy permits investments in marketable equity securities, such as domestic and foreign stocks, domestic and foreign bonds, venture capital, real estate investments, and cash equivalents. The Company's investment policy does not permit investment in certain types of assets, such as options, commodities, or real estate mortgages, or the use of certain strategies, such as short selling or the purchase of securities on margin.

The Company's investment strategy for its pension plan assets is to achieve a diversified mix of investments that provides for attractive long-term growth with an acceptable level of risk, but also to provide sufficient liquidity to fund ongoing benefit payments. The Company has engaged a number of investment managers to implement various investment strategies to achieve the desired asset class mix, liquidity and risk diversification objectives. The Company's weighted-average asset allocations at December 31, 2010 and 2009, and 2010 year-end target allocation, by asset category, were as follows:

	Target	2010	2009

Domestic equity securities	60%	62%	61%
International equity securities	10%	11%	11%
Debt securities	15%	16%	15%
Real estate	15%	4%	8%
Other and cash	--	7%	5%
Total	100%	100%	100%

The Company's investments in equity securities primarily include domestic large-cap and mid-cap companies, but also includes an allocation to international equity securities. Equity investments do not include any direct holdings of the Company's stock but may include such holdings to the extent that the stock is included as part of certain mutual fund holdings. Debt securities include investment-grade and high-yield corporate bonds from diversified industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include private equity investments in commercial real estate assets, and to a lesser extent, private equity investments in technology companies.

The expected return on plan assets is principally based on the Company's historical returns combined with the Company's long-term future expectations regarding asset class returns, the mix of plan assets, and inflation assumptions. One-, three-, and five-year pension returns (losses) were 15.3 percent, -3.5 percent, and 3.5 percent, respectively, and the long-term average return (since plan inception in 1989) has been approximately 8.6 percent. Over the long-term, the actual returns have generally exceeded the benchmark returns used by the Company to evaluate performance of its fund managers. Due to volatile market performance in recent years, the Company has reduced its long-term rate of return assumption from 8.5 percent in 2009 to 8.25 percent in 2010 and believes that the change is appropriate given the Company's investment portfolio's historical performance and the Company's target asset allocation.

The Company's pension plan assets are held in a master trust and stated at estimated fair value, which is based on the fair values of the underlying investments. Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

FASB ASC Topic 820, Fair Value Measurements and Disclosures, as amended, establishes a fair value hierarchy, which requires the pension plans to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The hierarchy places the highest priority on unadjusted quoted market prices in active markets for identical assets or liabilities (level 1 measurements) and assigns the lowest priority to unobservable inputs (level 3 measurements). The three levels of inputs within the hierarchy are defined as follows:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2: Significant other observable inputs other than level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect the pension plans' own assumptions about the assumptions that market participants would use in pricing an asset or liability.

If the technique used to measure fair value includes inputs from multiple levels of the fair value hierarchy, the lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.

Equity Securities: Domestic and international common stocks are valued by obtaining quoted prices on recognized and highly liquid exchanges.

Fixed Income Securities: Corporate bonds and U.S. government treasury and agency securities are valued based upon the closing price reported in the active market in which the security is traded. U.S. government agency and corporate asset-backed securities may utilize models, such as a matrix pricing model, that incorporates other observable inputs such as cash flow, security structure, or market information, when broker/dealer quotes are not available.

Real Estate, Private Equity, and Insurance Contract Interests: The fair value of real estate, private equity, and insurance contract interests are determined by the issuer based on the unit values of the funds. Unit values are determined by dividing the fund's net assets by the number of units outstanding at the valuation date. Fair value for underlying investments in real estate is determined through independent property appraisals. Fair value of underlying investments in private equity assets is determined based on information provided by the general partner taking into consideration the purchase price of the underlying securities, developments concerning the investee company subsequent to the acquisition of the investment, financial data and projections of the investee company provided to the general partner, and such other factors as the general partner deems relevant. Insurance contracts are principally invested in real estate assets, which are valued based on independent appraisals.

The fair values of the Company's pension plan assets at December 31, 2010 and 2009, by asset category, are as follows (in millions):

	Fair Value Measurements as of
	December 31, 2010
	Total	Quoted Prices in Active Markets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Asset Category
Cash	$17	$17	$--	$--
Equity securities:
U.S. large-cap	136	136	--	--
U.S. mid- and small-cap	40	40	--	--
International large-cap	31	31	--	--
Fixed income securities:
U.S. Treasuries	1	--	1	--
Investment grade U.S. corporate bonds	3	--	3	--
High-yield U.S. corporate bonds	8	--	8	--
Mortgage-backed securities	33	--	33	--
Other types of investments:
Real estate partnerships interests	13	--	--	13
Private equity partnership interests (a)	2	--	--	2
Insurance contracts	1	--	--	1
Total	$285	$224	$45	$16

	Fair Value Measurements as of
	December 31, 2009
	Total	Quoted Prices in Active Markets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Asset Category
Cash	$7	$7	$--	$--
Equity securities:
U.S. large-cap	121	121	--	--
U.S. mid- and small-cap	36	36	--	--
International large-cap	30	30	--	--
Fixed income securities:
U.S. Treasuries	1	--	1	--
Investment grade U.S. corporate bonds	2	--	2	--
High-yield U.S. corporate bonds	8	--	8	--
Mortgage-backed securities	28	--	28	--
Other types of investments:
Real estate partnerships interests	23	--	--	23
Private equity partnership interests (a)	3	--	--	3
Insurance contracts	1	--	--	1
Total	$260	$194	$39	$27

(a)	This category represents private equity funds that invest principally in U.S. technology companies.

The table below presents a reconciliation of all pension plan investments measured at fair value on a recurring basis using significant unobservable inputs (level 3) for the years ended December 31, 2010 and 2009 (in millions):

	Fair Value Measurements Using Significant
	Unobservable Inputs (Level 3)

	Real Estate	Private Equity	Insurance	Total

Beginning balance, January 1, 2009	$38	$4	$1	$43
Actual return on plan assets:
Assets held at the reporting date	(13)	(1)	--	(14)
Assets sold during the period	--	--	--	--
Purchases, sales and settlements	(2)	--	--	(2)
Ending balance, December 31, 2009	23	3	1	27
Actual return on plan assets:
Assets held at the reporting date	3	--	--	3
Assets sold during the period	(1)	--	--	(1)
Purchases, sales and settlements	(12)	(1)	--	(13)
Ending balance, December 31, 2010	$13	$2	1	$16

Contributions are determined annually for each plan by the Company's pension administrative committee, based upon the actuarially determined minimum required contribution under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, the Pension Protection Act of 2006 (the “Act”), and the maximum deductible contribution allowed for tax purposes. For the plans covering employees who are members of collective bargaining units, the benefit formulas are determined according to the collective bargaining agreements, either using career average pay as the base or a flat dollar amount per year of service. The benefit formulas for the remaining defined benefit plans are based on final average pay. The Company did not make any contributions during 2009 or 2008 to its defined benefit pension plans. In 2010, the Company contributed approximately $6 million. The Company's funding policy is to contribute cash to its pension plans so that it meets at least the minimum contribution requirements.

Employees hired after January 1, 2008 participate in a cash balance defined benefit pension plan and earn retirement benefits based on a fixed percentage of their eligible compensation, plus interest. The plan interest credit rate will vary from year-to-year based on the ten-year U.S. Treasury rate. These employees are fully vested upon completion of three years of service.

Benefit Plan Assets and Obligations:  The measurement date for the Company's benefit plan disclosures is December 31st of each year. The status of the funded defined benefit pension plan and the unfunded accumulated post-retirement benefit plans at December 31, 2010 and 2009 are shown below (in millions):

	Pension Benefits		Other Post-retirement Benefits
	2010	2009	2010	2009

Change in Benefit Obligation
Benefit obligation at beginning of year	$322	$314	$54	$52
Service cost	8	8	1	1
Interest cost	19	19	3	3
Plan participants' contributions	--	--	3	2
Actuarial (gain) loss	24	(3)	10	1
Benefits paid	(18)	(17)	(6)	(5)
Amendments	--	1	--	--
Benefit obligation at end of year	$355	$322	$65	$54
Change in Plan Assets
Fair value of plan assets at beginning of year	260	244	--	--
Actual return on plan assets	37	33	--	--
Employer contributions	6	--	--	--
Benefits paid	(18)	(17)	--	--
Fair value of plan assets at end of year	$285	$260	$--	$--

Funded Status and Recognized Liability	$(70)	$(62)	$(65)	$(54)

The accumulated benefit obligation for the Company's qualified pension plans was $326 million and $297 million as of December 31, 2010 and 2009, respectively. Amounts recognized on the consolidated balance sheets and in accumulated other comprehensive loss at December 31, 2010 and 2009 were as follows (in millions):

	Pension Benefits		Other Post-retirement Benefits
	2010	2009	2010	2009

Non-current assets	$3	$3	$--	$--
Current liabilities	--	--	(4)	(3)
Non-current liabilities	(73)	(65)	(61)	(51)
Total	$(70)	$(62)	$(65)	$(54)

Net loss (net of taxes)	$70	$70	$6	$--
Unrecognized prior service cost (net of taxes)	3	3	--	--
Total	$73	$73	$6	$--

The information for qualified pension plans with an accumulated benefit obligation in excess of plan assets at December 31, 2010 and 2009 is shown below (in millions):

	2010	2009

Projected benefit obligation	$349	$269
Accumulated benefit obligation	$319	$248
Fair value of plan assets	$275	$208

The estimated prior service cost for the defined benefit pension plans that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2011 is $1 million. The estimated net loss that will be recognized in net periodic pension cost for the defined benefit pension plans in 2011 is $8 million. The estimated net loss for the other defined benefit postretirement plans that will be amortized from accumulated other comprehensive loss into net periodic pension cost in 2011 is $2 million. The estimated prior service cost for the other defined benefit postretirement plans that will be amortized from accumulated other comprehensive loss into net periodic pension cost in 2011 is negligible.

Unrecognized gains and losses of the post-retirement benefit plans are amortized over five years. Although current health costs are expected to increase, the Company attempts to mitigate these increases by maintaining caps on certain of its benefit plans, using lower cost health care plan options where possible, requiring that certain groups of employees pay a portion of their benefit costs, self-insuring for certain insurance plans, encouraging wellness programs for employees, and implementing measures to mitigate future benefit cost increases.

Components of the net periodic benefit cost and other amounts recognized in other comprehensive loss for the defined benefit pension plans and the post-retirement health care and life insurance benefit plans during 2010, 2009, and 2008, are shown below (in millions):

	Pension Benefits			Other Post-retirement Benefits
	2010	2009	2008	2010	2009	2008
Components of Net Periodic
Benefit Cost/(Income)
Service cost	$8	$8	$8	$1	$1	$1
Interest cost	19	19	18	3	3	3
Expected return on plan assets	(21)	(20)	(32)	--	--	--
Amortization of net (gain) loss	8	12	--	--	--	(1)
Amortization of prior service cost	1	1	1	--	--	--
Recognition of loss due to settlement	--	--	1	--	--	--
Net periodic benefit cost/(income)	15	20	(4)	4	4	3

Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income (net of tax)
Net loss (gain)	5	(10)	90	6	1	1
Amortization of unrecognized (loss) gain	(5)	(7)	--	(2)	--	1
Prior service cost	--	1	1	--	--	--
Amortization of prior service cost	(1)	(1)	--	--	--	--
Total recognized in other comprehensive income	(1)	(17)	91	4	1	2
Total recognized in net periodic benefit cost and
other comprehensive income	$14	$3	$87	$8	$5	$5

The weighted average assumptions used to determine benefit information during 2010, 2009, and 2008, were as follows:

	Pension Benefits			Other Post-retirement Benefits
	2010	2009	2008	2010	2009	2008
Weighted Average Assumptions:
Discount rate	5.75%	6.25%	6.25%	5.75%	6.25%	6.25%
Expected return on plan assets	8.25%	8.50%	8.50%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%
Initial health care cost trend rate				10.00%	9.00%	9.00%
Ultimate rate				5.00%	5.00%	5.00%
Year ultimate rate is reached				2016	2014	201	3

As a result of a decline in the market value of the Company's plan assets in 2008, the expected return on plan assets decreased in 2010 and 2009 and the amortization of net loss increased, resulting in a net periodic pension cost of $15 million for 2010 and $20 million for 2009.

If the assumed health care cost trend rate were increased or decreased by one percentage point, the accumulated post-retirement benefit obligation, as of December 31, 2010, 2009, and 2008 and the net periodic post-retirement benefit cost for 2010, 2009 and 2008, would have increased or decreased as follows (in millions):

	Other Post-retirement Benefits
	One Percentage Point
	Increase			Decrease
	2010	2009	2008	2010	2009	2008

Effect on total of service and interest cost components	$1	$--	$--	$--	$--	$--
Effect on post-retirement benefit obligation	$8	$5	$5	$(6)	$(4)	$(4)

Non-qualified Benefit Plans:  The Company has non-qualified supplemental pension plans covering certain employees and retirees, which provide for incremental pension payments from the Company's general funds so that total pension benefits would be substantially equal to amounts that would have been payable from the Company's qualified pension plans if it were not for limitations imposed by income tax regulations. The funded status, relating to these plans, totaled $19 million at December 31, 2010. A 4.5 percent discount rate was used to determine the 2010 obligation. The expense associated with the non-qualified plans was $9 million in 2010, $3 million in 2009, and $4 million in 2008. As of December 31, 2010, the amount recognized in accumulated other comprehensive income for unrecognized loss, net of tax, was approximately $4 million, and the amount recognized as unrecognized prior service credit, net of tax, was negligible. The estimated net loss and prior service credit, net of tax, that will be recognized in net periodic pension cost in 2011 is negligible.

Estimated Benefit Payments:  The estimated future benefit payments for the next ten years are as follows (in millions):

	Pension	Non-qualified	Post-retirement
Year	Benefits	Plan Benefits	Benefits

2011	$19	$3	$4
2012	20	1	4
2013	20	2	4
2014	21	1	4
2015	21	2	5
2016-2020	122	11	24

Current liabilities of approximately $7 million, related to non-qualified plan and postretirement benefits, are classified as accrued and other liabilities in the consolidated balance sheet as of December 31, 2010.

Multiemployer Plans:  Matson participates in 11 multiemployer plans and has an estimated withdrawal obligation with respect to five of these plans that totals approximately $99 million. Matson does not currently have a withdrawal liability with respect to the other six plans. Management has no present intention of withdrawing from and does not anticipate termination of any of these plans. Total contributions to the multiemployer pension plans covering personnel in shoreside and seagoing bargaining units were $13 million in 2010, $12 million in 2009, and $13 million in 2008.

 Union collective bargaining agreements provide that total employer contributions during the terms of the agreements must be sufficient to meet the normal costs and amortization payments required to be funded during those periods. Contributions are generally based on union labor paid or cargo volume. A portion of such contributions is for unfunded accrued actuarial liabilities of the plans being funded over periods of 25 to 40 years, which began between 1967 and 1976.

The multiemployer plans are subject to the plan termination insurance provisions of ERISA and are paying premiums to the Pension Benefit Guaranty Corporation (“PBGC”). The statutes provide that an employer who withdraws from, or significantly reduces its contribution obligation to, a multiemployer plan generally will be required to continue funding its proportional share of the plan's unfunded vested benefits.

Under special rules approved by the PBGC and adopted by the Pacific Coast longshore plan in 1984, Matson could cease Pacific Coast cargo-handling operations permanently and stop contributing to the plan without any withdrawal liability, provided that the plan meets certain funding obligations as defined in the plan. Accordingly, no withdrawal obligation for this plan is included in the total estimated withdrawal obligation.

Defined Contribution Plans: The Company sponsors defined contribution plans that qualify under Section 401(k) of the Internal Revenue Code and provides matching contributions of up to 4% of eligible employee compensation. For 2010, the 401(k) matching contributions were suspended for all employees who are participants in the Company's defined benefit plan. The Company's matching contributions expensed under these plans totaled $1.4 million and $2.0 million for the years ended December 31, 2009 and 2008, respectively. The Company also maintains profit sharing plans, and if a minimum threshold of Company performance is achieved, provides contributions of 1 percent to 3 percent, depending upon Company performance above the minimum threshold. In 2009, the profit sharing plan was suspended. The contribution expense for these plans totaled $1 million for the year ended December 31, 2008. There was no profit sharing contribution expense recorded in 2010 and 2009 for these plans.